SUPPLEMENT DATED NOVEMBER 16, 2010

TO PROSPECTUS DATED APRIL 30, 2010
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the Invesco V.I. Dynamics Fund (formerly AIM V.I. Dynamics Fund) that is available under your Policy.

The Board of Trustees of the AIM Variable Insurance Fund (Invesco Variable Insurance Fund) unanimously approved a proposal to reorganize the Invesco V.I. Dynamics Fund with and into the Invesco V.I. Capital Development Fund.

The reorganization is subject to certain conditions, including approval by shareholders of the Invesco V.I. Dynamics Fund. A combined proxy statement/prospectus will be sent to shareholders of the Invesco V.I. Dynamics Fund to seek their approval of the reorganization. It is currently anticipated that a shareholder meeting regarding the reorganization will be held in or around April, 2011.

If shareholders approve the proposal relating to the reorganization, shortly after shareholder approval, all of the assets of the Invesco V.I. Dynamics Fund will be transferred to the Invesco V.I. Capital Development Fund and shareholders of the Invesco V.I. Dynamics Fund will receive shares of the Invesco V.I. Capital Development Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Corporate VUL (Dynamics Fund)                                                                                                                                          11/2010